Registration No. 33-11371

1940 Act File No. 811-4982

Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated November 14, 2005 to

Statement of Additional Information Dated May 1, 2005

Change in Chief Compliance Officer

At its meeting held on November 10, 2005, the Board of Directors of Heartland Group, Inc. appointed Nicole J. Best, the Principal Accounting Officer of Heartland Group, Inc. and the Senior Vice President and Treasurer of Heartland Advisors, Inc. to serve as Chief Compliance Officer of Heartland Group, Inc.

Passive Foreign Investment Companies

Each Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”), if that stock is a permissible investment. In general, a foreign company is classified as a PFIC if it meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Unless a Fund makes a “QEF election” or a “mark to market” election as described below, the Fund generally will be subject to an interest charge in addition to federal income tax (at ordinary income rates) on (i) any “excess distribution” received on the stock of a PFIC, or (ii) any gain from disposition of PFIC stock that was acquired in an earlier taxable year. This interest charge and ordinary income tax treatment will apply even if the Fund distributes such income as a taxable dividend to its shareholders. Any portion of a PFIC distribution that is not an “excess distribution”, will be included in the Funds’ investment company taxable income and, accordingly, will not be taxable to the Funds to the extent they distribute that income to their shareholders.

A Fund may avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes an election to treat the particular PFIC as a “qualified electing fund” (a “QEF”), and if this election is made for the first taxable year in which the Fund owns stock of such PFIC. If a Fund invests in a PFIC and makes such a QEF election, the interest charge and other adverse tax consequences of PFIC status described above will not apply with respect to such PFIC. Instead, the Fund will be required to include in the Fund’s income each year the Fund’s pro rata share of the QEF’s annual ordinary earnings and net capital gain (which such Fund may have to distribute to satisfy the distribution requirement under Subchapter M (“Distribution Requirement”), even if the QEF does not distribute those earnings and gain to the Fund). In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

A Fund may also avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes a “mark to market” election with respect to the stock of a particular PFIC, and if this election is made for the first taxable year in which the Fund owns stock of such PFIC. “Marking-to-market,” in this context, means including in the Fund’s ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The QEF election and the mark-to-market election may accelerate the recognition of income by a Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments to meet its Distribution Requirement (including when it may not be advantageous for a Fund to liquidate such investments), which may accelerate the recognition of gain and affect a Fund’s total return.